Exhibit 99.1

Unaudited Condensed Consolidated Pro Forma Financial Statements

Carrols Restaurant Group, Inc. (“we, “us”, “our” or the “Company”) has prepared the unaudited condensed consolidated pro forma financial information by applying pro forma adjustments to our historical consolidated financial statements. The unaudited condensed consolidated financial information gives effect to certain transactions and events related to the spin-off (the “Spin-off”) of Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group”) by the Company, which occurred on May 7, 2012.

The unaudited condensed consolidated pro forma statements of operations and balance sheet give effect to the following:

•	the Spin-off;

•	the elimination of certain non-recurring expenses incurred by the Company in connection with the Spin-off; and

•

payments the Company anticipates it will receive from Fiesta Restaurant Group after the Spin-off pursuant to a Transition Services Agreement (the “Transition Services Agreement”) dated as of April 24, 2012 among the Company, Carrols Corporation (“Carrols”) and Fiesta Restaurant Group. Prior to the Spin-off, the Company provided support services (including accounting, tax accounting, treasury management, internal audit, financial reporting and analysis, human resources and employee benefit management, information systems and restaurant systems support, legal, property management and insurance and risk management services) to Fiesta Restaurant Group and allocated costs associated with these support services to Fiesta Restaurant Group on a systematic and rational basis. After the Spin-off, the Company will provide certain of these services to Fiesta Restaurant Group in exchange for a fee pursuant to the Transition Services Agreement. The fees reflected in the pro forma financial statements are an estimate and may not be indicative of actual fees to be received from Fiesta Restaurant Group under the Transition Services Agreement and may vary depending upon the type and level of services provided thereunder. In addition, Fiesta Restaurant Group may terminate the Transition Services Agreement with respect to any service thereunder at any time upon 90 days prior written notice.

We use a 52 or 53 week fiscal year ending on the Sunday closest to December 31. For convenience, all references herein to the fiscal years ended January 3, 2010, January 2, 2011 and January 1, 2012 will hereinafter be referred to as the fiscal years ended December 31, 2009, 2010 and 2011, respectively. All references herein to the three months ended April 3, 2011 and April 1, 2012 will hereinafter be referred to as the three months ended March 31, 2011 and 2012, respectively. The fiscal years ended December 31,2010 and 2011 each contained 52 weeks and the fiscal year ended December 31, 2009 contained 53 weeks. The three months ended March 31, 2011 and 2012 each contained thirteen weeks.

The unaudited condensed consolidated pro forma statements of operations for the three months ended March 31, 2011 and 2012, and the years ended December 31, 2009, 2010 and 2011 give effect to the transactions described above as if they occurred on January 1, 2009. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012, gives effect to the transactions described above as if they occurred on March 31, 2012.

The unaudited condensed consolidated pro forma financial statements should be read in conjunction with our historical financial statements for the three months ended March 31, 2011 and 2012 which can be found in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“the SEC”) on May 10, 2012 and for the fiscal years ended December 31, 2009, 2010 and 2011 which can be found in the Company’s Annual Report on Form 10-K filed with the SEC on March 8, 2012, as amended on March 13, 2012. The historical financial information for Fiesta Restaurant Group has been derived from the Company’s internal records. The unaudited condensed consolidated pro forma financial statements do not include all disclosures required by generally accepted accounting principles. Due to the Spin-off, when we issue financial statements for the period ending June 30, 2012 and for the year ending December 31, 2012, the historical results of Fiesta Restaurant Group will be reclassified as a discontinued operation in accordance with Financial Accounting Standards Board Codification Topic 205–20, Presentation of Financial Statements – Discontinued Operations.

Pro forma adjustments to the historical financial information of the Company include adjustments that we deem reasonable and appropriate and are factually supported based on currently available information. These unaudited condensed consolidated pro forma financial statements are included for comparative purposes only, and may not be indicative of what actual results would have been had the Spin-off and related transactions occurred on the dates indicated. The unaudited condensed consolidated pro forma financial statements do not purport to present our financial results for future periods and may differ from the adjustments that will be calculated to report Fiesta Restaurant Group’s business as a discontinued operation in our future filings.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

MARCH 31, 2012

	Historical	Spin off of Fiesta Restaurant Group	Pro Forma
ASSETS
Current assets:
Cash	$5,271	$(4,727)	$544
Trade and other receivables	8,186	(4,824)	3,362
Inventories	5,784	(2,127)	3,657
Prepaid rent	4,027	(2,346)	1,681
Prepaid expenses and other current assets	6,143	(2,854)	3,289
Refundable income taxes	4,759	—	4,759
Deferred income taxes	4,542	(1,845)	2,697

Total current assets	38,712	(18,723)	19,989
Property and equipment, net	196,894	(115,767)	81,127
Franchise rights, net	66,440	—	66,440
Goodwill	124,934	(123,484)	1,450
Intangible assets, net	272	(272)	—
Franchise agreements, at cost less accumulated amortization of $6,584	5,080	—	5,080
Deferred financing fees	8,257	(6,657)	1,600
Other assets	5,670	(2,660)	3,010

Total assets	$446,259	$(267,563)	$178,696

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$6,554	$(60)	$6,494
Accounts payable	13,988	(7,854)	6,134
Accrued interest	2,348	(2,325)	23
Accrued payroll, related taxes and benefits	18,566	(9,861)	8,705
Accrued real estate taxes	3,244	(1,902)	1,342
Other liabilities	11,698	(5,704)	5,994

Total current liabilities	56,398	(27,706)	28,692
Long-term debt, net of current portion	257,227	(200,933)	56,294
Lease financing obligations	10,266	(9,072)	1,194
Deferred income—sale-leaseback of real estate	36,556	(17,305)	19,251
Deferred income taxes	3,391	7,506	10,897
Accrued postretirement benefits	1,943	—	1,943
Other liabilities	22,458	(12,987)	9,471

Total liabilities	388,239	(260,497)	127,742
Commitments and contingencies
Total stockholders’ equity	58,020	(7,066)	50,954

Total liabilities and stockholders’ equity	$446,259	$(267,563)	$178,696

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

Three months ended March 31, 2012

(Dollars in thousands, except per share amounts)

	Historical	Less: Fiesta Restaurant Group	Pro Forma Adjustments		Pro Forma
Revenues
Restaurant sales	$211,016	$(125,566)	$—		$85,450
Franchise royalty revenues and fees	576	(576)	—		—

Total revenues	211,592	(126,142)	—		85,450
Costs and Expenses
Cost of sales	66,906	(40,784)	—		26,122
Restaurant wages and related expenses	61,696	(33,825)	—		27,871
Restaurant rent expense	11,933	(6,250)	—		5,683
Other restaurant operating expenses	29,472	(15,829)	—		13,643
Advertising expense	6,991	(4,295)	—		2,696
General and administrative	17,370	(11,080)	(54	) (a)	6,236
Depreciation and amortization	9,014	(4,321)	—		4,693
Impairment and lease charges	6,926	(6,900)	—		26
Other income	—	—	—		—

Total operating expenses (c)	210,308	(123,284)	(54)		86,970

Income (loss) from continuing operations	1,284	(2,858)	54		(1,520)
Interest expense	6,297	(5,382)	—		915

Income (loss) from continuing operations before income taxes	(5,013)	2,524	54		(2,435)
Provision (benefit) for income taxes	(1,486)	1,075	22	(b)	(389)

Income (loss) from continuing operations, net of tax	$(3,527)	$1,449	$32		$(2,046)

Net income (loss) per share from continuing operations:
Basic and diluted net income (loss) per share	$(0.16)				$(0.09)

Shares used in per share calculations:
Basic and diluted weighted average common shares outstanding	21,856,466				21,856,466

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

Three months ended March 31, 2011

(Dollars in thousands, except per share amounts)

	Historical	Less: Fiesta Restaurant Group	Pro Forma Adjustments		Pro Forma
Revenues
Restaurant sales	$196,873	$(115,251)	$—		$81,622
Franchise royalty revenues and fees	365	(365)	—		—

Total revenues	197,238	(115,616)	—		81,622
Costs and Expenses
Cost of sales	60,315	(36,344)	—		23,971
Restaurant wages and related expenses	58,568	(31,633)	—		26,935
Restaurant rent expense	12,054	(6,344)	—		5,710
Other restaurant operating expenses	27,924	(14,743)	—		13,181
Advertising expense	7,503	(4,119)	—		3,384
General and administrative	13,856	(8,921)	176	(a)	5,111
Depreciation and amortization	8,108	(4,279)	—		3,829
Impairment and lease charges	1,080	(266)	—		814
Other income	(106)	—	—		(106)

Total operating expenses (c)	189,302	(106,649)	176		82,829

Income (loss) from continuing operations	7,936	(8,967)	(176)		(1,207)
Interest expense	4,613	(2,252)	—		2,361

Income (loss) from continuing operations before income taxes	3,323	(6,717)	(176)		(3,568)
Provision (benefit) for income taxes	1,077	(2,244)	(70	) (b)	(1,237)

Income (loss) from continuing operations, net of tax	$2,246	$(4,471)	$(106)		$(2,331)

Net income per share from continuing operations:
Basic and diluted net income (loss) per share	$0.10				$(0.11)

Shares used in per share calculations:
Basic weighted average common shares outstanding	21,642,718				21,642,718
Diluted weighted average common shares outstanding	22,067,753				21,642,718

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

Year ended December 31, 2011

(Dollars in thousands, except per share amounts)

	Historical	Less: Fiesta Restaurant Group	Pro Forma Adjustments		Pro Forma
Revenues
Restaurant sales	$820,767	$(473,249)	$—		$347,518
Franchise royalty revenues and fees	1,719	(1,719)	—		—

Total revenues	822,486	(474,968)	—		347,518

Costs and Expenses
Cost of sales	256,571	(152,711)	—		103,860
Restaurant wages and related expenses	238,254	(129,083)	—		109,171
Restaurant rent expense	48,727	(26,062)	—		22,665
Other restaurant operating expenses	115,266	(61,877)	—		53,389
Advertising expense	30,688	(16,264)	—		14,424
General and administrative	57,088	(37,459)	1,284	(a)	20,913
Depreciation and amortization	33,522	(17,464)	—		16,058
Impairment and lease charges	4,037	(2,744)	—		1,293
Other income	(574)	(146)	—		(720)

Total operating expenses (c)	783,579	(443,810)	1,284		341,053

Income from continuing operations	38,907	(31,158)	(1,284)		6,465
Interest expense	21,031	(13,678)	—		7,353
Loss on extinguishment of debt	2,470	—	—		2,470

Income (loss) from continuing operations before income taxes	15,406	(17,480)	(1,284)		(3,358)
Provision (benefit) for income taxes	4,188	(5,762)	(514	) (b)	(2,088)

Income (loss) from continuing operations, net of tax	$11,218	$(11,718)	$(770)		$(1,270)

Net income per share from continuing operations:
Basic net income (loss) per share	$0.52				$(0.06)

Diluted net income (loss) per share	$0.51				$(0.06)

Shares used in per share calculations:
Basic weighted average common shares outstanding	21,677,837				21,677,837
Diluted weighted average common shares outstanding	22,207,181				21,677,837

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

Year ended December 31, 2010

(Dollars in thousands, except per share amounts)

	Historical	Less: Fiesta Restaurant Group	Pro Forma Adjustments		Pro Forma
Revenues
Restaurant sales	$794,611	$(437,538)	$—		$357,073
Franchise royalty revenues and fees	1,533	(1,533)	—		—

Total revenues	796,144	(439,071)	—		357,073

Costs and Expenses
Cost of sales	240,635	(135,236)	—		105,399
Restaurant wages and related expenses	235,075	(122,519)	—		112,556
Restaurant rent expense	48,578	(25,410)	—		23,168
Other restaurant operating expenses	114,643	(60,041)	—		54,602
Advertising expense	30,362	(15,396)	—		14,966
General and administrative	51,021	(32,865)	1,031	(a)	19,187
Depreciation and amortization	32,459	(17,105)	—		15,354
Impairment and lease charges	7,323	(6,614)	—		709
Other income	(444)	—	—		(444)

Total operating expenses (c)	759,652	(415,186)	1,031		345,497

Income from continuing operations	36,492	(23,885)	(1,031)		11,576
Interest expense	18,805	(9,848)	—		8,957

Income from continuing operations before income taxes	17,687	(14,037)	(1,031)		2,619
Provision for income taxes	5,771	(4,885)	(412	) (b)	474

Income from continuing operations, net of tax	$11,916	$(9,152)	$(619)		$2,145

Net income per share from continuing operations:
Basic and diluted net income per share	$0.55				$0.10

Shares used in per share calculations:
Basic weighted average common shares outstanding	21,620,550				21,620,550
Diluted weighted average common shares outstanding	21,835,417				21,835,417

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

Year ended December 31, 2009

(Dollars in thousands, except per share amounts)

	Historical	Less: Fiesta Restaurant Group	Pro Forma Adjustments		Pro Forma
Revenues
Restaurant sales	$814,534	$(430,514)	$—		$384,020
Franchise royalty revenues and fees	1,606	(1,606)	—		—

Total revenues	816,140	(432,120)	—		384,020

Costs and Expenses
Cost of sales	237,446	(132,070)	—		105,376
Restaurant wages and related expenses	239,553	(120,105)	—		119,448
Restaurant rent expense	49,709	(25,728)	—		23,981
Other restaurant operating expenses	117,761	(60,384)	—		57,377
Advertising expense	31,172	(14,959)	—		16,213
General and administrative	51,851	(32,148)	737	(a)	20,440
Depreciation and amortization	32,520	(17,805)	—		14,715
Impairment and lease charges	2,771	(2,284)	—		487
Other income	(720)	799	—		79

Total operating expenses (c)	762,063	(404,684)	737		358,116

Income from continuing operations	54,077	(27,436)	(737)		25,904
Interest expense	19,638	(10,731)	—		8,907

Income from continuing operations before income taxes	34,439	(16,705)	(737)		16,997
Provision for income taxes	12,604	(6,281)	(295	) (b)	6,028

Income from continuing operations, net of tax	$21,835	$(10,424)	$(442)		$10,969

Net income per share from continuing operations:
Basic net income per share	$1.01				$0.51

Diluted net income per share	$1.00				$0.50

Shares used in per share calculations:
Basic weighted average common shares outstanding	21,594,366				21,594,366
Diluted weighted average common shares outstanding	21,768,683				21,768,683

See accompanying Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

CARROLS RESTAURANT GROUP, INC.

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

(Dollars in thousands)

(a)	Reflects the adjustment to general and administrative expense resulting from the Spin-off including corporate general and administrative expenses of the Company, payment for services provided by the Company to Fiesta Restaurant Group under a Transition Services Agreement and the elimination of non-recurring expenses incurred by the Company in connection with the Spin-off.

The following table summarizes the components of incremental general and administrative expense for the respective periods:

	Years Ended December 31,			Three months ended March 31,
	2011	2010	2009	2012	2011
Corporate expenses previously allocated (1)	$9,256	$8,006	$7,432	$2,978	$2,147
Expense for stock-conversion (2)	—	—	—	(336)	—
Net payments received under the Transition Services Agreement (3)	(6,695)	(6,695)	(6,695)	(1,674)	(1,674)
Expenses associated with the Spin-off	(1,277)	(280)	—	(1,022)	(297)

	$1,284	$1,031	$737	$(54)	$176

(1)	The administrative support provided by Carrols to the Company was previously allocated based on estimated and a pro-rata percentage of Fiesta Restaurant Group revenues, number of restaurants or number of employees. Such costs previously allocated to Fiesta Restaurant Group have been added back to general and administrative expenses, net of costs that would have been directly attributable to Fiesta Restaurant Group.

(2)	For the three months ended March 31, 2012, corporate general and administrative expense have been reduced by $0.3 million (including stock-based compensation) related to the conversion of employee stock options to restricted and unrestricted common stock of the Company in connection with the Spin-off.

(3)	Net payments estimated to be received by the Company for providing services under the Transition Services Agreement are anticipated to be approximately $6.7 million per year. Pro forma adjustments reflect the historical payments assumed to have been made had the Company been providing such support services to Fiesta Restaurant Group under a similar arrangement for the years ended December 31, 2010 and 2009. A copy of the Transition Services Agreement is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2012.

(b)	The income tax expense (benefit) related to the pre-tax effects of pro forma adjustments is based on an incremental tax rate of 40%.

(c)	After giving effect to the Spin-off stock based compensation for Carrols Restaurant Group was $1,037, $884 and $868 for the years ended December 31, 2011, 2010 and 2009, respectively, and $275 and $256 for the three months ended March 31, 2012 and 2011, respectively.